  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2019

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis, Indiana 46285
(Address of Principal Executive Offices, and Zip Code)

(317) 276-2000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
1.000% Notes Due June 2, 2022	LLY22	New York Stock Exchange
7.125% Notes Due June 1, 2025	LLY25	New York Stock Exchange
1.625% Notes Due June 2, 2026	LLY26	New York Stock Exchange
2.125% Notes Due June 3, 2030	LLY30	New York Stock Exchange
6.77% Notes Due January 1, 2036	LLY36	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on May 6, 2019. Voting results for each matter submitted to a vote at the 2019 annual meeting are provided below.

a)	The four nominees for director were elected to serve three-year terms ending at our annual meeting of shareholders in 2022, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Ralph Alvarez	659,569,125	159,184,857	1,297,086	115,455,574
Carolyn R. Bertozzi, Ph.D.	660,900,815	157,874,943	1,275,310	115,455,574
Juan R. Luciano	651,237,138	163,202,729	5,611,201	115,455,574
Kathi P. Seifert	652,842,991	166,296,602	911,475	115,455,574

b)	By the following vote, the shareholders approved an advisory vote on compensation paid to our named executive officers:

For:	799,738,486
Against:	18,233,529
Abstain:	2,079,053
Broker Nonvote:	115,455,574

c)	The appointment of Ernst & Young as our principal independent auditor for the fiscal year ended December 31, 2019 was ratified by the following shareholder vote:

For:	910,637,827
Against:	23,914,261
Abstain:	954,554

d)	The proposal to amend the Articles of Incorporation to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	693,547,384
Against:	124,752,660
Abstain:	1,751,024
Broker Nonvote:	115,455,574

e)	The proposal to amend the Articles of Incorporation to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	692,679,442
Against:	125,712,234
Abstain:	1,659,392
Broker Nonvote:	115,455,574

f)	By the following vote, a shareholder proposal requesting a report regarding direct and indirect political contributions was not approved:

For:	216,211,940
Against:	600,165,329
Abstain:	3,673,799
Broker Nonvote:	115,455,574

As of the record date of the meeting, 1,035,818,952 shares of common stock were issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:     /s/ Crystal T. Williams
Name:  Crystal T. Williams
Title:     Assistant Secretary

Dated: May 8, 2019